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                                    UNITED STATES
                          SECURITIES AND EXCHANGE COMMISSION

                                WASHINGTON, D.C. 20549




                                       FORM 8-K


                                    CURRENT REPORT



                          Pursuant to Section 13 or 15(d) of
                         The Securities Exchange Act of 1934



           Date of Report (Date of Earliest Event Reported): April 16, 1998
                                                             --------------




                           CINEMASTAR LUXURY THEATERS, INC.
             ------------------------------------------------------------
                  (Exact Name of Registrant as Specified in Charter)



                 CALIFORNIA                 0-25252             33-0451054
        -----------------------------    --------------     --------------------
        (State or Other Jurisdiction      (Commission         (IRS Employer
              of incorporation)           File Number)       Identification No.



               431 COLLEGE BOULEVARD, OCEANSIDE, CALIFORNIA 92057-5435
               -------------------------------------------------------
             (Address of Principal Executive Offices, including Zip Code)

          Registrant's telephone number, including area code (760) 630-2011
                                                             --------------

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ITEM 4.   CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT.

(a)   Previous independent accountants.

      (i) On April 16, 1998, CinemaStar Luxury Theaters, Inc. dismissed BDO Seidman, LLP as its independent accountants.

      (ii) The reports of BDO Seidman, LLP on the financial statements for the past two fiscal years contain no adverse opinion or disclaimer of opinion and such reports were not qualified or modified as to uncertainty, audit scope or accounting principles, with the exception of a report modification covering the financial statements as of and for the year ended March 31, 1997, regarding the uncertainty as to the ability of the Company to continue as a going concern.

      (iii) The Registrant's Audit Committee participated in and approved the decision to change independent accountants.

      (iv) In connection with the audits for the two most recent fiscal years and through April 16, 1998, there have been no disagreements with BDO Seidman, LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of BDO Seidman, LLP would have caused them to make reference thereto in their report on the financial statements for such years.

      (v) During the two most recent fiscal years and through April 16, 1998, there have been no reportable events as defined in Regulation S-K Item 304(a)(1)(v), except that BDO Seidman, LLP advised the Company about material weaknesses with respect to the Company's internal controls and segregation of duties.

      (vi) The Registrant has requested that BDO Seidman, LLP furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter, dated April 28, 1998, is filed as Exhibit 16 of this Form 8-K.

(b)   New independent accountants.

      (i) The Registrant engaged Arthur Andersen LLP as its new independent accountants as of April 16, 1998.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

(c)   Exhibits.

      16 Letter of BDO Seidman, LLP dated April 28, 1998 regarding the disclosure contained in Item 4(a) of this report on Form 8-K.


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                                      SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              CINEMASTAR LUXURY THEATERS, INC.


Dated:  April 28, 1998        By:  /s/ Norman Dowling
                                   -----------------------------------
                                   Norman Dowling
                                   Vice President and Chief Financial Officer


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                                    EXHIBIT INDEX


    Exhibit #                                     Item
-----------------             -------------------------------------------------

       16                       Letter of BDO Seidman, LLP